Cash and cash equivalents and short-term financial assets	6 Months Ended
Jun. 30, 2024
Cash and cash equivalents and financial assets
Cash and cash equivalents and short-term financial assets

10.Cash and cash equivalents and short-term financial assets

The following table summarizes AC Immune’s cash and cash equivalents and short-term financial assets as of June 30, 2024 and December 31, 2023:

	As of
In CHF thousands	June 30, 2024	December 31, 2023
Cash and cash equivalents	51,564	78,494
Total cash and cash equivalents	51,564	78,494

	As of
In CHF thousands	June 30, 2024	December 31, 2023
Short-term financial assets due in one year or less	123,560	24,554
Total short-term financial assets	123,560	24,554

For the six months ended June 30, 2024, the net investments associated with the short-term financial assets amounted to CHF 99.0 million, compared to net proceeds associated with the maturity of investments of CHF 38.0 million in the prior comparable period.